October 31, 2002

Oppenheimer
Small Cap
Value Fund

Annual Report
 ----------
Management
Commentaries

[GRAPHIC]
Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"In a very difficult market environment characterized by a weak economy, corporate scandals and heightened international tensions, the Fund achieved better-than-average performance through successful stock selection in the health care, consumer discretionary, consumer staples and basic materials sectors."

[LOGO]
OppenheimerFunds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Small Cap Value Fund seeks capital appreciation.

Fund Highlight
According to Lipper, Inc., the Fund's Class A shares were ranked
36/409, in the top 10%, of small-cap core funds for the one-year period ended October 31, 2002. 1


CONTENTS
1  Letter to Shareholders

3  An Interview
   with Your Fund's
   Managers

7  Fund Performance

12 Financial Statements

31 Independent
   Auditors' Report

32 Federal Income Tax
   Information

33 Trustees and Officers

Average Annual Total Returns*
                For the 1-Year Period
                Ended 10/31/02

                Without        With
                Sales Chg.     Sales Chg.
-----------------------------------------
Class A         -1.45%         -7.12%
-----------------------------------------
Class B         -2.06          -6.94
-----------------------------------------
Class C         -2.06          -3.04
-----------------------------------------
Class N         -1.61          -2.59

Top Ten Common Stock Holdings 2
iShares Russell 2000 Value Index Fund                      4.6%
Bunge Ltd.                                                 2.3
Tuesday Morning Corp.                                      2.0
IPC Holdings Ltd.                                          1.9
IStar Financial, Inc.                                      1.8
Quicksilver, Inc.                                          1.8
Reebok International Ltd.                                  1.8
Sappi Ltd., Sponsored ADR                                  1.7
Equitable Resources, Inc.                                  1.7
Ventas, Inc.                                               1.7

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Past performance is no guarantee of future results.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper Small-Cap core Fund category, 104/193 for the five-year and 30/44 for the ten-year period ended 10/31/02.
2. Portfolio's holdings and strategies are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.
     We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.
     In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.
     Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.

[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer
Small Cap Value Fund

1 | OPPENHEIMER SMALL CAP VALUE FUND

LETTER TO SHAREHOLDERS

     With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ John V. Murphy
------------------
John V. Murphy
November 21, 2002

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.

2 | OPPENHEIMER SMALL CAP VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q

How did Oppenheimer Small Cap Value Fund perform over the 12-month period that ended October 31, 2002?

A. While we are never satisfied with negative returns, we are nonetheless pleased that the Fund's performance, Class A shares had a return of -1.45% at Net Asset Value, was better than that of its benchmark, the Russell 2000 Index (-11.57%). 3 In general, small-cap, value-oriented stocks provided higher returns, on average, than their larger and growth-oriented counterparts, helping shareholders avoid the full brunt of the stock market's declines.
     We attribute the Fund's positive relative performance to our stock selection strategy, which enabled us to identify attractively valued, fundamentally strong, small-cap companies in an exceedingly challenging investment environment.

Why did stocks fall so sharply during the 12-month reporting period?

A number of economic, political and market forces combined to create a generally hostile environment for most stocks. When the period began, the nation was mired in a recession that had recently been intensified by September 11th. Although stocks rallied off their post-9/11 lows in the final months of 2001, they gave up those gains and more during the second and third quarters of 2002, after it had become apparent that the long-awaited economic recovery would be neither as robust nor sustained as most investors had hoped.
     Despite aggressive moves by the Federal Reserve Board, which reduced short-term interest rates to their lowest levels in 40 years, corporations continued to cancel or postpone their capital spending plans, putting pressure on their vendor's earnings. The consequences of anemic capital spending were particularly severe for growth-oriented technology and telecommunications companies, and their stocks continued the steep decline that began after they reached their peaks in mid-2000.

Portfolio Management
Team
John Damian
Chris Leavy

3. For more information on the Fund's benchmark, please see "Comparing the Fund's Performance to the Market" on page 7.

3 | OPPENHEIMER SMALL CAP VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

     Economic problems were intensified during the reporting period by accounting irregularities and other corporate scandals that led to the bankruptcies of a few major U.S. corporations. Although few small-cap companies were among them, investor sentiment turned generally negative as individuals questioned the veracity of corporate financial statements. At the same time, investor concerns were intensified by heightened international tensions related to the war on terrorism and possible military action against Iraq. The results of these economic, market and political events influenced one of the worst periods for U.S. stocks in recent memory.

How was the Fund managed in this challenging environment?

We maintained our focus on business fundamentals and stock valuations, attempting to find attractive relative values within the various industry groups that comprise the Russell 2000 Index, our benchmark. We found a number of such opportunities within the health care group, where certain service companies appeared poised to benefit from higher prices. We also identified some generic drug manufacturers, such as Taro Pharmaceutical Industries Ltd., that we believed would benefit from rising demand for cheaper alternatives to brand-name medicines. Investments such as these helped the health care sector rank as the top contributor to the Fund's performance during the reporting period.
     Consumer-oriented stocks represented the second greatest contributor to the Fund's performance. That's primarily because consumer spending remained relatively strong as homeowners took advantage of low interest rates to refinance their mortgages, and spent some of the proceeds. We found particularly attractive opportunities among companies that, in our view, are successfully adapting their businesses to the changing environment, such as auto parts supplier American Axle & Manufacturing Holdings, Inc., soybean producer Bunge Ltd.,

[SIDEBAR]

We're focused on our search for companies that can meet or exceed earnings expectations and are selling at attractive prices. In our view, this is a prudent strategy regardless of the state of the economy.

4 | OPPENHEIMER SMALL CAP VALUE FUND
and food company The J.M. Smucker Co. We also found attractive values among retailers, such as Tuesday Morning Corp., a discount seller of high-quality housewares with 400 locations and a unique business model.

Were there any disappointments during the period beyond general market weakness?

Yes, which is to be expected from a well-diversified portfolio. Industrial companies and telecommunications services companies were especially disappointing. For example, our investments in several wireless communications providers did not meet our expectations when they encountered persistently weak customer demand. Although we sold those stocks before they declined further to even lower prices, they nonetheless detracted from the Fund's overall returns. In the industrials area, Continental Airlines, Inc. posted disappointing returns. Although we regard this major airline as one of the likely survivors of current industry turmoil, its stock price fell along with other, weaker carriers when air travel failed to rebound as strongly as expected after September 11th.

Do you see any signs that stock market conditions will improve?

Currently, signs are mixed and the outlook is murky. The consumer has continued to borrow and spend, but corporations have not. In our view, a resumption of capital spending will be key to a sustained market recovery. However, it is important to understand that we do not manage the Fund according to macroeconomic trends. Instead, we conduct extensive, company-by-company research in an attempt to find fundamentally strong, attractively valued companies within each industry group. In our view, this approach is central to what makes Oppenheimer Small Cap Value Fund part of The Right Way to Invest.

Average Annual
Total Returns with
Sales Charge
For the Periods Ended 9/30/02 4

Class A
1-Year      5-Year      10-Year
-------------------------------
-4.92%     -1.60%         7.65%

Class B                   Since
1-Year      5-Year    Inception
-------------------------------
-4.74%     -1.31%         6.02%

Class C                   Since
1-Year      5-Year    Inception
-------------------------------
-0.75%     -0.98%         5.82%

Class N                   Since
1-Year      5-Year    Inception
-------------------------------
-0.22%      N/A          -2.59%

4. See Notes on page 10 for further details.

5 | OPPENHEIMER SMALL CAP VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Top Five Common Stock Industries 6
----------------------------------------
Banks                               8.6%
----------------------------------------
Health Care Providers & Services    7.1
----------------------------------------
Diversified Financials              5.9
----------------------------------------
Machinery                           5.9
----------------------------------------
Real Estate                         5.6

[PIE CHART]

Sector Allocation 5

o Financials                                              26.3%
    Banks                                                  9.1
    Diversified Financials                                 6.3
    Real Estate                                            5.9
    Insurance                                              5.0
o Consumer
  Discretionary                                           17.9
o Industrials                                             15.7
o Materials                                               11.8
o Health Care                                              9.2
o Information
  Technology                                               6.7
o Energy                                                   6.5
o Consumer
  Staples                                                  3.9
o Utilities                                                2.0

5. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on total market value of common stock holdings.
6. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

6 | OPPENHEIMER SMALL CAP VALUE FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. During the Fund's fiscal year that ended October 31, 2002, Oppenheimer Small Cap Value Fund was not exempt from the general weakness pervading the U.S. stock market. However, small-cap stocks generally performed better than mid- and large-cap stocks, and value stocks generally provided higher returns than growth stocks. In addition, because of its security selection strategy, the Fund produced better performance than its benchmark, the Russell 2000 Index. The Fund particularly benefited from its holdings of healthcare, consumer discretionary, consumer staples and basic materials stocks. However, the Fund's industrials and telecommunications services holdings trailed their respective Index components. The Fund's portfolio holdings and allocations are subject to change.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C, performance is measured from inception of those classes on September 1, 1993. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

     The Fund's performance is compared to that of the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest securities in the Russell 3000 Index with an average market weight of $580 million. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

7 | OPPENHEIMER SMALL CAP VALUE FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
        Oppenheimer Small Cap Value Fund (Class A)
        Russell 2000 Index

[LINE CHART]
                   Value of Investment
Date                           In Fund         Russell 2000 Index
10/31/1992                       9,425                     10,000
01/31/1993                      11,044                     11,517
04/30/1993                      11,238                     11,298
07/31/1993                      11,461                     12,035
10/31/1993                      12,273                     13,241
01/31/1994                      12,849                     13,659
04/30/1994                      12,202                     12,967
07/31/1994                      11,894                     12,590
10/31/1994                      12,277                     13,195
01/31/1995                      12,063                     12,838
04/30/1995                      12,488                     13,905
07/31/1995                      13,414                     15,734
10/31/1995                      13,360                     15,616
01/31/1996                      14,066                     16,683
04/30/1996                      15,192                     18,492
07/31/1996                      14,304                     16,821
10/31/1996                      15,653                     18,209
01/31/1997                      17,116                     19,845
04/30/1997                      16,771                     18,501
07/31/1997                      20,252                     22,438
10/31/1997                      20,775                     23,549
01/31/1998                      20,578                     23,431
04/30/1998                      22,599                     26,346
07/31/1998                      19,322                     22,958
10/31/1998                      17,648                     20,761
01/31/1999                      18,073                     23,509
04/30/1999                      18,800                     23,908
07/31/1999                      19,769                     24,659
10/31/1999                      17,715                     23,848
01/31/2000                      18,053                     27,681
04/30/2000                      19,275                     28,312
07/31/2000                      20,918                     28,054
10/31/2000                      22,392                     27,999
01/31/2001                      23,017                     28,703
04/30/2001                      22,617                     27,503
07/31/2001                      23,440                     27,574
10/31/2001                      21,716                     24,443
01/31/2002                      24,659                     27,670
04/30/2002                      26,880                     29,339
07/31/2002                      21,881                     22,622
10/31/2002                      21,401                     21,615

Average Annual Total Returns of Class A Shares of the Fund at 10/31/02*
1-Year -7.12%   5-Year -0.59%    10-Year 7.91%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
        Oppenheimer Small Cap Value Fund (Class B)
        Russell 2000 Index

[LINE CHART]
                   Value of Investment
Date                           In Fund         Russell 2000 Index
09/01/1993                      10,000                     10,000
10/31/1993                      10,273                     10,547
01/31/1994                      10,744                     10,879
04/30/1994                      10,195                     10,329
07/31/1994                       9,925                     10,028
10/31/1994                      10,233                     10,510
01/31/1995                      10,035                     10,225
04/30/1995                      10,371                     11,075
07/31/1995                      11,128                     12,533
10/31/1995                      11,070                     12,438
01/31/1996                      11,633                     13,288
04/30/1996                      12,553                     14,729
07/31/1996                      11,805                     13,398
10/31/1996                      12,904                     14,503
01/31/1997                      14,089                     15,806
04/30/1997                      13,785                     14,736
07/31/1997                      16,626                     17,872
10/31/1997                      17,040                     18,757
01/31/1998                      16,851                     18,663
04/30/1998                      18,484                     20,985
07/31/1998                      15,781                     18,286
10/31/1998                      14,404                     16,536
01/31/1999                      14,726                     18,725
04/30/1999                      15,300                     19,043
07/31/1999                      16,069                     19,641
10/31/1999                      14,394                     18,995
01/31/2000                      14,668                     22,048
04/30/2000                      15,661                     22,551
07/31/2000                      16,996                     22,345
10/31/2000                      18,194                     22,301
01/31/2001                      18,702                     22,862
04/30/2001                      18,376                     21,906
07/31/2001                      19,045                     21,963
10/31/2001                      17,645                     19,469
01/31/2002                      20,036                     22,039
04/30/2002                      21,840                     23,369
07/31/2002                      17,778                     18,018
10/31/2002                      17,389                     17,217

Average Annual Total Returns of Class B Shares of the Fund at 10/31/02*
1-Year -6.94%    5-Year -0.30%  Since Inception 6.22%

*See Notes on page 10 for further details.

8 | OPPENHEIMER SMALL CAP VALUE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
        Oppenheimer Small Cap Value Fund (Class C)
        Russell 2000 Index

[LINE CHART]
                   Value of Investment
Date                           In Fund         Russell 2000 Index
09/01/1993                      10,000                     10,000
10/31/1993                      10,279                     10,547
01/31/1994                      10,744                     10,879
04/30/1994                      10,195                     10,329
07/31/1994                       9,925                     10,028
10/31/1994                      10,227                     10,510
01/31/1995                      10,035                     10,225
04/30/1995                      10,371                     11,075
07/31/1995                      11,128                     12,533
10/31/1995                      11,070                     12,438
01/31/1996                      11,630                     13,288
04/30/1996                      12,551                     14,729
07/31/1996                      11,801                     13,398
10/31/1996                      12,902                     14,503
01/31/1997                      14,089                     15,806
04/30/1997                      13,784                     14,736
07/31/1997                      16,631                     17,872
10/31/1997                      17,037                     18,757
01/31/1998                      16,855                     18,663
04/30/1998                      18,492                     20,985
07/31/1998                      15,784                     18,286
10/31/1998                      14,405                     16,536
01/31/1999                      14,736                     18,725
04/30/1999                      15,302                     19,043
07/31/1999                      16,072                     19,641
10/31/1999                      14,382                     18,995
01/31/2000                      14,639                     22,048
04/30/2000                      15,613                     22,551
07/31/2000                      16,922                     22,345
10/31/2000                      18,091                     22,301
01/31/2001                      18,571                     22,862
04/30/2001                      18,215                     21,906
07/31/2001                      18,852                     21,963
10/31/2001                      17,438                     19,469
01/31/2002                      19,776                     22,039
04/30/2002                      21,524                     23,369
07/31/2002                      17,483                     18,018
10/31/2002                      17,079                     17,217

Average Annual Total Returns of Class C Shares of the Fund at 10/31/02*
1-Year -3.04%  5-Year 0.05%   Since Inception 6.01%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
        Oppenheimer Small Cap Value Fund (Class N)
        Russell 2000 Index

[LINE CHART]
                   Value of Investment
Date                           In Fund         Russell 2000 Index
03/01/2001                      10,000                     10,000
04/30/2001                      10,383                     10,255
07/31/2001                      10,761                     10,281
10/31/2001                       9,964                      9,114
01/31/2002                      11,311                     10,317
04/30/2002                      12,326                     10,940
07/31/2002                      10,030                      8,435
10/31/2002                       9,804                      8,060

Average Annual Total Returns of Class N Shares of the Fund at 10/31/02*
1-Year -2.59%             Since Inception -1.18%

The performance information for the Russell 2000 Index in the graphs begins on 10/31/92 for Class A, 8/31/93 for Class B and Class C and 2/28/01 for Class N shares.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

9 | OPPENHEIMER SMALL CAP VALUE FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Prior to 4/28/00, the Fund's sub-advisor was OpCap Advisors, Inc., its advisor until 11/22/95.

Class A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B does not include any contingent deferred sales charges on redemption and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10 | OPPENHEIMER SMALL CAP VALUE FUND

Financial Statements
         Pages 12-30

11 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2002

                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
Common Stocks--94.3%

Consumer Discretionary--16.8%
--------------------------------------------------------------------------------
Auto Components--0.6%
American Axle &
Manufacturing
Holdings, Inc. 1                                        110,000      $ 2,607,000
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--2.5%
Rare Hospitality
International, Inc. 1                                   205,000        5,469,400
--------------------------------------------------------------------------------
Ruby Tuesday, Inc.                                      255,000        4,449,750
                                                                     -----------
                                                                       9,919,150

--------------------------------------------------------------------------------
Household Durables--2.5%
Libbey, Inc.                                            165,000        4,654,650
--------------------------------------------------------------------------------
Yankee Candle,
Inc. (The) 1                                            315,000        5,402,250
                                                                     -----------
                                                                      10,056,900

--------------------------------------------------------------------------------
Leisure Equipment & Products--1.1%
Hasbro, Inc.                                            440,000        4,496,800
--------------------------------------------------------------------------------
Media--2.1%
Journal Register Co. 1                                  250,000        4,617,500
--------------------------------------------------------------------------------
Readers Digest Assn.,
Inc. (The), Cl. A,
Non-Vtg.                                                250,000        4,065,000
                                                                     -----------
                                                                       8,682,500

--------------------------------------------------------------------------------
Specialty Retail--4.5%
Foot Locker, Inc. 1                                     480,000        4,704,000
--------------------------------------------------------------------------------
Too, Inc. 1                                             205,000        5,186,500
--------------------------------------------------------------------------------
Tuesday Morning
Corp. 1                                                 387,000        8,092,170
                                                                     -----------
                                                                      17,982,670

--------------------------------------------------------------------------------
Textiles & Apparel--3.5%
Quicksilver, Inc. 1                                     295,000        7,082,950
--------------------------------------------------------------------------------
Reebok
International Ltd. 1                                    250,000        7,062,500
                                                                     -----------
                                                                      14,145,450
--------------------------------------------------------------------------------
Consumer Staples--3.7%
--------------------------------------------------------------------------------
Food Products--2.3%
Bunge Ltd.                                             365,000       $ 9,263,700
--------------------------------------------------------------------------------
Tobacco--1.4%
Universal Corp.                                        160,000         5,635,200
--------------------------------------------------------------------------------
Energy--6.1%
--------------------------------------------------------------------------------
Energy Equipment & Services--3.3%
FMC Technologies, Inc. 1                               230,000         4,255,000
--------------------------------------------------------------------------------
Maverick Tube Corp. 1                                  400,000         5,100,000
--------------------------------------------------------------------------------
Rowan Cos., Inc.                                       205,000         4,179,950
                                                                     -----------
                                                                      13,534,950

--------------------------------------------------------------------------------
Oil & Gas--2.8%
Equitable Resources, Inc.                              193,000         6,870,800
--------------------------------------------------------------------------------
Premcor, Inc. 1                                        215,000         4,310,750
                                                                     -----------
                                                                      11,181,550

--------------------------------------------------------------------------------
Financials--24.8%
--------------------------------------------------------------------------------
Banks--8.6%
City National Corp.                                     85,000         3,846,250
--------------------------------------------------------------------------------
Community First
Bankshares, Inc.                                       131,000         3,590,710
--------------------------------------------------------------------------------
Cullen/Frost
Bankers, Inc.                                          185,000         6,406,550
--------------------------------------------------------------------------------
Independence
Community
Bank Corp.                                             230,000         5,904,100
--------------------------------------------------------------------------------
Indymac Mortgage
Holdings, Inc. 1                                       335,000         6,244,400
--------------------------------------------------------------------------------
United Bankshares, Inc.                                120,000         3,626,400
--------------------------------------------------------------------------------
Webster Financial Corp.                                150,000         4,861,500
                                                                     -----------
                                                                      34,479,910

--------------------------------------------------------------------------------
Diversified Financials--5.9%
Doral Financial Corp.                                  202,500         5,317,650
--------------------------------------------------------------------------------
iShares Russell 2000
Value Index Fund                                       170,000        18,540,200
                                                                     -----------
                                                                      23,857,850


12 | OPPENHEIMER SMALL CAP VALUE FUND

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
Insurance--4.7%
IPC Holdings Ltd. 1                                      240,000     $ 7,480,800
--------------------------------------------------------------------------------
RenaissanceRe
Holdings Ltd.                                            117,000       4,797,000
--------------------------------------------------------------------------------
StanCorp Financial
Group, Inc.                                              121,500       6,561,000
                                                                     -----------
                                                                      18,838,800

--------------------------------------------------------------------------------
Real Estate--5.6%
Alexandria Real
Estate Equities, Inc.                                    100,000       4,200,000
--------------------------------------------------------------------------------
CarrAmerica
Realty Corp.                                             185,000       4,391,900
--------------------------------------------------------------------------------
IStar Financial, Inc.                                    256,000       7,270,400
--------------------------------------------------------------------------------
Ventas, Inc.                                             590,000       6,726,000
                                                                     -----------
                                                                      22,588,300

--------------------------------------------------------------------------------
Health Care--8.7%
--------------------------------------------------------------------------------
Health Care Providers & Services--7.1%
Coventry Health
Care, Inc. 1                                             170,000       5,688,200
--------------------------------------------------------------------------------
Manor Care, Inc. 1                                       335,000       6,622,950
--------------------------------------------------------------------------------
Omnicare, Inc.                                           280,000       6,084,400
--------------------------------------------------------------------------------
Universal Health
Services, Inc., Cl. B 1                                  105,000       5,090,400
--------------------------------------------------------------------------------
US Oncology, Inc. 1                                      645,000       5,166,450
                                                                     -----------
                                                                      28,652,400

--------------------------------------------------------------------------------
Pharmaceuticals--1.6%

Pharmaceutical
Resources, Inc. 1                                         75,000       1,767,750
--------------------------------------------------------------------------------
Taro Pharmaceutical
Industries Ltd. 1                                        135,000       4,691,250
                                                                     -----------
                                                                       6,459,000

--------------------------------------------------------------------------------
Industrials--14.8%
--------------------------------------------------------------------------------
Aerospace & Defense--3.7%
Alliant Techsystems, Inc. 1                               75,000       4,511,250
--------------------------------------------------------------------------------
DRS Technologies, Inc. 1                                  60,000       1,988,400
--------------------------------------------------------------------------------
Moog, Inc., Cl. A 1                                      175,000       4,649,750
--------------------------------------------------------------------------------
Triumph Group, Inc. 1                                    159,200       3,919,504
                                                                     -----------
                                                                      15,068,904

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
Building Products--1.5%
Apogee Enterprises, Inc.                                 500,000     $ 5,915,000
--------------------------------------------------------------------------------
Construction & Engineering--1.2%
EMCOR Group, Inc. 1                                      100,000       4,861,000
--------------------------------------------------------------------------------
Machinery--5.9%
AGCO Corp. 1                                             190,000       4,826,000
--------------------------------------------------------------------------------
Harsco Corp.                                             195,000       5,001,750
--------------------------------------------------------------------------------
Navistar
International Corp. 1                                    120,000       2,690,400
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                      115,000       6,549,250
--------------------------------------------------------------------------------
Pentair, Inc.                                            140,000       4,625,600
                                                                     -----------
                                                                      23,693,000

--------------------------------------------------------------------------------
Road & Rail--2.5%
CNF
Transportation, Inc.                                     150,000       4,828,500
--------------------------------------------------------------------------------
Landstar System, Inc. 1                                  110,000       5,361,400
                                                                     -----------
                                                                      10,189,900

--------------------------------------------------------------------------------
Information Technology--6.4%
--------------------------------------------------------------------------------
Communications Equipment--1.0%
3Com Corp. 1                                           1,000,000       4,219,000
--------------------------------------------------------------------------------
Computers & Peripherals--2.2%
Electronics for
Imaging, Inc. 1                                          350,000       6,377,000
--------------------------------------------------------------------------------
Pinnacle Systems, Inc. 1                                 200,000       2,378,000
                                                                     -----------
                                                                       8,755,000

--------------------------------------------------------------------------------
Electronic Equipment & Instruments--1.2%
Newport Corp. 1                                          140,000       1,534,540
--------------------------------------------------------------------------------
Planar Systems, Inc. 1                                   170,000       3,122,900
                                                                     -----------
                                                                       4,657,440
--------------------------------------------------------------------------------
Semiconductor Equipment & Products--1.2%
MKS Instruments, Inc. 1                                  110,000       1,444,300
--------------------------------------------------------------------------------
Ultratech Stepper, Inc. 1                                395,000       3,476,000
                                                                     -----------
                                                                       4,920,300

--------------------------------------------------------------------------------
Software--0.8%
Activision, Inc. 1                                       150,000       3,075,000


13 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

                                                                   Market Value
                                                       Shares        See Note 1
-------------------------------------------------------------------------------
Materials--11.1%
-------------------------------------------------------------------------------
Chemicals--5.2%
Ferro Corp.                                           178,700      $  4,372,789
-------------------------------------------------------------------------------
FMC Corp. 1                                           206,000         6,301,540
-------------------------------------------------------------------------------
Georgia Gulf Corp.                                    235,000         5,111,250
-------------------------------------------------------------------------------
NOVA Chemicals Corp.                                  255,000         5,049,000
                                                                   ------------
                                                                     20,834,579

-------------------------------------------------------------------------------
Construction Materials--1.2%
Lafarge North
America, Inc.                                         160,000         4,744,000
-------------------------------------------------------------------------------
Containers & Packaging--1.0%
Packaging Corp.
of America 1                                          228,000         3,962,640
-------------------------------------------------------------------------------
Metals & Mining--0.9%
Freeport-McMoRan
Copper & Gold,
Inc., Cl. B 1                                         300,000         3,660,000
-------------------------------------------------------------------------------
Paper & Forest Products--2.8%
Rayonier, Inc.                                        105,000         4,428,900
-------------------------------------------------------------------------------
Sappi Ltd.,
Sponsored ADR                                         573,300         7,028,658
                                                                    -----------
                                                                     11,457,558

-------------------------------------------------------------------------------
Utilities--1.9%
-------------------------------------------------------------------------------
Electric Utilities--1.9%
Opticnet, Inc. 1,2                                      9,350                --
-------------------------------------------------------------------------------
PNM Resources, Inc.                                   100,000         2,205,000
-------------------------------------------------------------------------------
Puget Energy, Inc.                                    250,000         5,322,500
                                                                   ------------
                                                                      7,527,500
                                                                   ------------
Total Common Stocks
(Cost $380,631,227)                                                 379,922,951

                                                     Principal     Market Value
                                                        Amount       See Note 1
-------------------------------------------------------------------------------
Joint Repurchase Agreements--7.2%
Undivided interest of 7.83% in joint repurchase
agreement (Market Value $371,794,000) with
Banc One Capital Markets, Inc., 1.85%, dated
10/31/02, to be repurchased at $29,095,495 on
11/1/02, collateralized by U.S. Treasury Nts.,
3.25%, 12/31/03, with a value of $136,423,268,
U.S. Treasury Bonds, 2.125%, 10/31/04, with a
value of $145,203,510 and U.S. Treasury Bills,
12/26/02, with a value of $97,874,253
(Cost $29,094,000)                               $  29,094,000    $  29,094,000
-------------------------------------------------------------------------------
Total Investments, at Value
(Cost $409,725,227)                                      101.5%     409,016,951
-------------------------------------------------------------------------------
Liabilities in Excess of
Other Assets                                              (1.5)      (6,184,880)
                                                 ------------------------------
Net Assets                                               100.0%   $ 402,832,071
                                                 ==============================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--
See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


14 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2002
--------------------------------------------------------------------------------

Assets

Investments, at value
(cost $409,725,227)-- see accompanying statement                 $ 409,016,951
--------------------------------------------------------------------------------
Cash                                                                    68,997
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                     2,624,012
Shares of beneficial interest sold                                     814,175
Interest and dividends                                                 308,488
Other                                                                   87,685
                                                                 ---------------
Total assets                                                       412,920,308

--------------------------------------------------------------------------------
Liabilities

Payables and other liabilities:
Investments purchased                                                8,759,902
Shares of beneficial
interest redeemed                                                      968,902
Transfer and shareholder
servicing agent fees                                                   150,095
Distribution and service plan fees                                      85,963
Shareholder reports                                                     67,392
Trustees' compensation                                                  30,593
Other                                                                   25,390
                                                                 ---------------
Total liabilities                                                   10,088,237

--------------------------------------------------------------------------------
Net Assets                                                        $402,832,071
                                                                 ===============

--------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of
beneficial interest                                                  $ 215,055
--------------------------------------------------------------------------------
Additional paid-in capital                                         422,588,579
--------------------------------------------------------------------------------
Accumulated net investment loss                                        (30,591)
--------------------------------------------------------------------------------
Accumulated net realized
loss on investments and
foreign currency transactions                                      (19,232,696)
--------------------------------------------------------------------------------
Net unrealized depreciation
on investments and
translation of
assets and liabilities
denominated in foreign currencies                                     (708,276)
                                                                 ---------------
Net Assets                                                        $402,832,071
                                                                 ===============


15 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

--------------------------------------------------------------------------------
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $222,029,245 and 11,576,841 shares of beneficial
interest outstanding)                                                $   19.18
Maximum offering price per share (net asset value plus sales
charge of 5.75% of offering price)                                   $   20.35
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $129,885,108 and 7,138,490 shares of beneficial
interest outstanding)                                                $   18.20
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $46,359,900 and 2,551,938 shares of beneficial
interest outstanding)                                                $   18.17
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,557,818 and 238,241 shares of beneficial interest
outstanding)                                                         $   19.13

See accompanying Notes to Financial Statements.

16 | OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2002

Investment Income
Dividends (net of foreign withholding taxes of $15,003)            $  3,483,453
--------------------------------------------------------------------------------
Interest                                                                527,531
                                                                   -------------
Total investment income                                               4,010,984


--------------------------------------------------------------------------------
Expenses

Management fees                                                       3,656,726
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 829,827
Class B                                                               1,342,095
Class C                                                                 454,008
Class N                                                                  14,351
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 858,936
Class B                                                                 517,943
Class C                                                                 172,890
Class N                                                                  10,764
--------------------------------------------------------------------------------
Shareholder reports                                                     200,360
--------------------------------------------------------------------------------
Trustees' compensation                                                   23,143
--------------------------------------------------------------------------------
Custodian fees and expenses                                               8,758
--------------------------------------------------------------------------------
Other                                                                    39,185
                                                                   -------------
Total expenses                                                        8,128,986
Less reduction to custodian expenses                                     (2,526)
Less voluntary waiver of transfer and
shareholder servicing agent fees--Classes A, B, C and N                 (92,149)
                                                                   -------------
Net expenses                                                          8,034,311

--------------------------------------------------------------------------------
Net Investment Loss                                                  (4,023,327)

--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                         (18,265,223)
Foreign currency transactions                                          (432,845)
Net increase from payments
by affiliates                                                            36,188
                                                                   -------------
Net realized loss                                                   (18,661,880)
--------------------------------------------------------------------------------
Net change in unrealized
appreciation (depreciation) on:
Investments                                                         (10,269,211)
Translation of assets and
liabilities denominated in
foreign currencies                                                      417,776
                                                                   -------------
Net change                                                           (9,851,435)
                                                                   -------------
Net realized and unrealized loss                                    (28,513,315)

--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations               $(32,536,642)
                                                                   =============

See accompanying Notes to Financial Statements.

17 | OPPENHEIMER SMALL CAP VALUE FUND

Year Ended October 31,                                    2002             2001
--------------------------------------------------------------------------------
Operations

Net investment loss                              $  (4,023,327)   $  (3,573,838)
--------------------------------------------------------------------------------
Net realized gain (loss)                           (18,661,880)       1,917,078
--------------------------------------------------------------------------------
Net change in unrealized depreciation               (9,851,435)      (8,983,493)
                                                 -------------------------------
Net decrease in net assets resulting
from operations                                    (32,536,642)     (10,640,253)

--------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders

Distributions from net realized gain:
Class A                                               (680,554)      (7,643,347)
Class B                                               (388,655)      (4,245,696)
Class C                                               (109,996)      (1,096,851)
Class N                                                 (3,973)             --

--------------------------------------------------------------------------------
Beneficial Interest Transactions

Net increase in net assets resulting
from beneficial interest transactions:
Class A                                             65,028,767       28,136,903
Class B                                             46,660,317       19,515,640
Class C                                             25,340,589        6,597,307
Class N                                              4,695,770          410,857

--------------------------------------------------------------------------------
Net Assets
Total increase                                     108,005,623       31,034,560
--------------------------------------------------------------------------------
Beginning of period                                294,826,448      263,791,888
                                                 -------------------------------
End of period [including
accumulated net investment
losses of $30,591 and $25,521, respectively]     $ 402,832,071    $ 294,826,448
                                                 ===============================

See accompanying Notes to Financial Statements.

18 | OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS


Class A Year Ended October 31,                              2002            2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                      $19.53          $21.26          $16.82          $17.29          $22.26
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                         (.19)           (.23)           (.16)           (.10)           (.09)
Net realized and unrealized gain (loss)                     (.09)           (.47)           4.60             .18           (3.02)
                                                          --------------------------------------------------------------------------
Total from investment operations                            (.28)           (.70)           4.44             .08           (3.11)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                        (.07)          (1.03)             -- 1          (.54)          (1.86)
Distributions in excess of net realized gain                  --              --              --            (.01)             --
                                                          --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.07)          (1.03)             --            (.55)          (1.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $19.18          $19.53          $21.26          $16.82          $17.29
                                                          ==========================================================================


------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                         (1.45)%         (3.02)%         26.40%           0.38%         (15.05)%

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $222,029        $172,395        $157,759        $151,059        $183,567
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $231,657        $163,007        $147,952        $170,205        $201,952
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                        (0.69)%         (1.06)%         (0.95)%         (0.60)%         (0.42)%
Expenses                                                    1.68%           1.86%           1.90%           1.96%           1.80% 4
Expenses, net of reduction to custodian
expenses and/or voluntary waiver
of transfer agent fees                                      1.66%           1.86%           1.90%           1.96%           1.80%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      151%            162%            166%             87%             65%

1. Less than $0.005 per share
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued


Class B Year Ended October 31,                              2002            2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 18.65         $ 20.47         $ 16.28         $ 16.84         $ 21.83
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                         (.18)           (.23)           (.33)           (.22)           (.12)
Net realized and unrealized gain (loss)                     (.20)           (.56)           4.52             .21           (3.01)
                                                         ---------------------------------------------------------------------------
Total from investment operations                            (.38)           (.79)           4.19            (.01)          (3.13)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Distributions from net realized gain                        (.07)          (1.03)           -- 1            (.54)          (1.86)
Distributions in excess of net realized gain                  --              --              --            (.01)             --
                                                         ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.07)          (1.03)              --           (.55)          (1.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $18.20          $18.65          $20.47          $16.28          $16.84
                                                          ==========================================================================

------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                         (2.06)%         (3.60)%         25.74%          (0.16)%        (15.47)%

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $129,885         $95,418         $83,859         $82,949         $98,041
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $134,304         $88,235         $79,526         $94,863         $97,818
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                        (1.34)%         (1.65)%         (1.48)%         (1.10)%         (0.92)%
Expenses                                                    2.34%           2.45%           2.44%           2.45%        2.31% 4
Expenses, net of reduction to custodian
expenses and/or voluntary waiver
of transfer agent fees                                      2.32%           2.45%           2.44%           2.45%           2.31%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      151%            162%            166%             87%             65%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER SMALL CAP VALUE FUND


Class C Year Ended October 31,                              2002           2001             2000            1999            1998

Per Share Operating Data
Net asset value, beginning of period                     $ 18.62        $ 20.44          $ 16.25         $ 16.81         $ 21.79
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                         (.10)          (.19)            (.33)           (.25)           (.13)
Net realized and unrealized gain (loss)                     (.28)          (.60)            4.52             .24           (2.99)
                                                          ------------------------------------------------------------------------
Total from investment operations                            (.38)          (.79)            4.19            (.01)          (3.12)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                        (.07)         (1.03)              -- 1          (.54)          (1.86)
Distributions in excess of net realized gain                  --             --               --            (.01)             --
                                                          ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.07)         (1.03)              --            (.55)          (1.86)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $18.17         $18.62           $20.44          $16.25          $16.81
                                                          ========================================================================

----------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                        (2.06)%         (3.61)%          25.79%          (0.16)%        (15.45)%

----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                 $46,360        $26,604          $22,173         $20,959         $26,707
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $45,455        $24,134          $20,521         $24,964         $28,647
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                        (1.33)%        (1.64)%          (1.49)%         (1.10)%         (0.92)%
Expenses                                                    2.33%          2.45%            2.44%           2.45%           2.31% 4
Expenses, net of reduction to custodian
expenses and/or voluntary waiver
of transfer agent fees                                      2.31%          2.45%            2.44%           2.45%           2.31%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      151%           162%             166%             87%             65%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued


Class N Year Ended October 31,                                                                2002               2001 1
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                                       $ 19.51              $ 19.58
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                                           (.27)                (.04)
Net realized and unrealized loss                                                              (.04)                (.03)
                                                                                           ----------------------------
Total from investment operations                                                              (.31)                (.07)
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                                                          (.07)                  --
Distributions in excess of net realized gain                                                    --                   --
                                                                                           ----------------------------
Total dividends and/or distributions
to shareholders                                                                               (.07)                  --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $19.13               $19.51
                                                                                           ============================

------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                                                           (1.61)%              (0.36)%

------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                                    $4,558                 $409
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                           $2,882                 $106
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                                                          (0.78)%              (1.14)%
Expenses                                                                                      1.82%                2.01%
Expenses, net of reduction to custodian expenses
and/or voluntary waiver of transfer agent fees                                                1.80%                2.01%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                        151%                 162%

1. For the period from March 1, 2001 (inception of offering) to October 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


22 | OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. Significant Accounting Policies Oppenheimer Small Cap Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates on the valuation date. Amounts related to the purchase and sale of foreign securities and investment income are translated at the prevailing exchange rates on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


23 | OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued

Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
     During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.

As of October 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                                Expiring
                                --------------------------
                                2010           $18,203,203
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2002, the Fund's projected benefit obligations were increased by $5,815 and payments of $745 were made to retired trustees, resulting in an accumulated liability of $30,593 as of October 31, 2002.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.


24 | OPPENHEIMER SMALL CAP VALUE FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $4,041,933, a decrease in accumulated net investment loss of $4,018,257, and a decrease in accumulated net realized loss on investments of $23,676. Net assets of the Fund were unaffected by the reclassifications.
     The tax character of distributions paid during the year ended October 31, 2002 and year ended October 31, 2001 was as follows:

                                       Year Ended              Year Ended
                                 October 31, 2002        October 31, 2001
-------------------------------------------------------------------------
Distributions paid from:
Ordinary income                               $--             $ 7,672,571
Long-term capital gain                  1,183,178               5,313,323
Return of capital                              --                      --
                                -----------------------------------------
Total                                  $1,183,178             $12,985,894
                                =========================================

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Accumulated net investment loss                         $    (30,591)
Accumulated net realized loss                            (19,232,696)
Net unrealized depreciation                                 (708,276)
                                                         ------------
Total                                                   $(19,971,563)
                                                        =============
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

25 | OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               Year Ended October 31, 2002         Year Ended October 31, 2001 1
                                   Shares           Amount         Shares               Amount
------------------------------------------------------------------------------------------------
Class A
Sold                            7,897,143    $ 173,016,763      4,958,465         $ 99,631,224
Dividends and/or
distributions reinvested           31,174          657,161        396,702            7,346,840
Redeemed                       (5,179,234)    (108,645,157)    (3,947,339)         (78,841,161)
                               -----------------------------------------------------------------
Net increase                    2,749,083      $65,028,767      1,407,828          $28,136,903
                               =================================================================
------------------------------------------------------------------------------------------------
Class B
Sold                            5,081,569    $ 107,197,590      2,108,217         $ 40,683,055
Dividends and/or
distributions reinvested           17,890          359,961        223,956            3,981,950
Redeemed                       (3,076,759)     (60,897,234)    (1,312,971)         (25,149,365)
                               -----------------------------------------------------------------
Net increase                    2,022,700     $ 46,660,317      1,019,202          $19,515,640
                               =================================================================
------------------------------------------------------------------------------------------------
Class C
Sold                            2,319,208     $ 48,865,275        911,099         $ 17,673,282
Dividends and/or
distributions reinvested            5,008          100,623         56,599            1,004,647
Redeemed                       (1,201,029)     (23,625,309)      (623,819)         (12,080,622)
                               -----------------------------------------------------------------
Net increase                    1,123,187     $ 25,340,589        343,879          $ 6,597,307
                               =================================================================
------------------------------------------------------------------------------------------------
Class N
Sold                              268,260      $ 5,721,300         21,089            $ 413,033
Dividends and/or
distributions reinvested              188            3,969             --                   --
Redeemed                          (51,183)      (1,029,499)          (113)              (2,176)
                               -----------------------------------------------------------------
Net increase                      217,265      $ 4,695,770         20,976            $ 410,857
                               =================================================================

1. For the year ended October 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering ) to October 31, 2001, for Class N shares.

26 | OPPENHEIMER SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $725,760,805 and $580,320,489, respectively.

As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $410,754,720 was composed of:

                       Gross unrealized appreciation      $ 25,638,230
                       Gross unrealized depreciation       (27,375,999)
                                                          ------------
                       Net unrealized depreciation         $(1,737,769)
                                                          ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. Effective March 1, 2002, the agreement provides for an annual fee of 0.85% of the first $400 million of average annual net assets of the Fund, 0.75% of the next $400 million and 0.60% of average annual net assets in excess of $800 million. Prior to March 1, 2002, the annual advisory fee rate was: 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, and 0.85% of average annual net assets in excess of $800 million.
     For the year ended October 31, 2002, the Manager voluntarily reimbursed the Fund in the amount of $36,188 for an error in one day's calculation of the Fund's net asset value per share.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


27 | OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Fees and Other Transactions with Affiliates Continued
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate           Class A        Concessions       Concessions          Concessions         Concessions
                       Front-End         Front-End         on Class A        on Class B           on Class C          on Class N
                   Sales Charges     Sales Charges             Shares            Shares               Shares              Shares
                      on Class A       Retained by        Advanced by       Advanced by          Advanced by         Advanced by
Year Ended                Shares       Distributor      Distributor 1     Distributor 1        Distributor 1       Distributor 1
--------------------------------------------------------------------------------------------------------------------------------
October 31, 2002      $1,277,747          $364,089           $136,926        $1,601,790             $237,568             $43,172

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                                    Class A           Class B            Class C            Class N
                                                 Contingent        Contingent         Contingent         Contingent
                                                   Deferred          Deferred           Deferred           Deferred
                                              Sales Charges     Sales Charges      Sales Charges      Sales Charges
                                                Retained by       Retained by        Retained by        Retained by
Year Ended                                      Distributor       Distributor        Distributor        Distributor
-------------------------------------------------------------------------------------------------------------------
October 31, 2002                                    $12,049          $369,914            $19,284             $4,079

--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan the Fund currently pays an asset-based sales charge to the Distributor at an annual rate equal to 0.15% of average annual net assets representing Class A shares purchased before September 1, 1993 and 0.10% of average annual net assets representing Class A shares purchased on or after that date. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. For the year ended October 31, 2002, payments under the Class A plan totaled $829,827, all of which were paid by the Distributor to recipients, and included $31,812 paid to an affiliate of the Manager.

--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended October 31, 2002, were as follows:

                                                         Distributor's         Aggregate
                                                             Aggregate      Unreimbursed
                                                          Unreimbursed     Expenses as %
                   Total Payments   Amount Retained           Expenses     of Net Assets
                       Under Plan    by Distributor         Under Plan          of Class
----------------------------------------------------------------------------------------
Class B Plan           $1,342,095        $1,082,932         $2,798,044             2.15%
Class C Plan              454,008           157,970            788,312             1.70
Class N Plan               14,351            13,320             82,489             1.81


28 | OPPENHEIMER SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
6. Illiquid or Restricted Securities
As of October 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2002 was zero. Information concerning restricted securities is as follows:

                                                                              Unrealized
                        Acquisition                    Valuation as of      Appreciation
Security                       Date       Cost        October 31, 2002     (Depreciation)
-----------------------------------------------------------------------------------------
Stocks and/or Warrants
Opticnet, Inc.             10/26/00        $--                     $--               $--


29 | OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended or at October 31, 2002.

30 | OPPENHEIMER SMALL CAP VALUE FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Small Cap Value Fund, including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1999, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small Cap Value Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
November 21, 2002

31 | OPPENHEIMER SMALL CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION UNAUDITED

--------------------------------------------------------------------------------
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Distributions of $0.0733 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 11, 2001, all of which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


32 | OPPENHEIMER SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS

-----------------------------------------------------------------------------------------------------------------
Name, Age,                      Principal Occupation(s) During Past 5 Years and
Position(s) Held                Other Trusteeships/Directorships Held by Trustee
with Fund and Length
of Time Served

INDEPENDENT TRUSTEES            The address of each Trustee in the chart below is 6803 S. Tucson
                                Way, Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Thomas W. Courtney,             Principal of Courtney Associates, Inc. (venture capital firm); former
Chairman of the                 General Partner of Trivest Venture Fund (private venture capital fund);
Board of Trustees               former President of Investment Counseling Federated Investors, Inc.;
(since 1996)                    Trustee of Cash Assets Trust, a money market fund; Director of OCC Cash
Age: 69                         Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee of four funds for Pacific Capital and Tax Free Trust of Arizona. Oversees 10 portfolios in the
                                OppenheimerFunds complex.

Paul Y. Clinton,                Principal of Clinton Management Associates, a financial and venture capital
Trustee (since 1996)            consulting firm; Trustee of Capital Cash Management Trust, a money-market
Age: 70                         fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of
                                OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies. Formerly: Director, External
                                Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited
                                Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co. Oversees 10 portfolios in the OppenheimerFunds complex.

Robert G. Galli,                A trustee or director of other Oppenheimer funds. Formerly Vice Chairman
Trustee (since 1996)            (October 1995-December 1997) of OppenheimerFunds, Inc., (the Manager).
Age: 69                         Oversees 41 portfolios in the OppenheimerFunds complex.


Lacy B. Herrmann,               Chairman and Chief Executive Officer of Aquila Management Corporation, the
Trustee (since 1996)            sponsoring organization and manager, administrator and/or sub-Adviser to
Age: 73                         the following open-end investment companies, and Chairman of the Board of
                                Trustees and President of each: Churchill Cash Reserves Trust,
                                Aquila-Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific
                                Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash
                                Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund,
                                Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund
                                of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian
                                Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President,
                                Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of
                                Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and
                                Trustee/Director of its predecessors; President and Director of STCM
                                Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of
                                OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee Emeritus of Brown
                                University. Oversees 10 portfolios in the OppenheimerFunds complex.


33 | OPPENHEIMER SMALL CAP VALUE FUND


TRUSTEES AND OFFICERS Continued
Brian Wruble,                   Special Limited Partner (since January 1999) of Odyssey Investment
Trustee (since 2001)            Partners, LLC (private equity investment); General Partner (since September
Age: 59                         1996) of Odyssey Partners, L.P. (hedge fund in distribution since 1/1/97);
                                Board of Governing Trustees (since August 1990) of The Jackson Laboratory
                                (non-profit); Trustee (since May 1992) of Institute for Advanced Study
                                (educational institute); Trustee (since May 2000) of Research Foundation of
                                AIMR (investment research, non-profit); formerly Governor, Jerome Levy
                                Economics Institute of Bard College (economics research) (August
                                1990-September 2001); Director of Ray & Berendtson, Inc. (executive search firm) (May 2000-April 2002). Oversees 10 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------------------
OFFICERS                        The address of the Officers in the chart below is as follows: for Messrs.
                                Damian, Darling, Leavy, Murphy and Zack, 498 Seventh Avenue, New York, NY
                                10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each
                                Officer serves for an annual term or until his or her earlier resignation, death or removal.

John Damian,                    Vice President (since September 2001) of the Manager; formerly Senior
Vice President                  Analyst/Director for Citigroup Asset Management (November 1999 - September
(since 2001)                    2001); Senior Research Analyst for Pzena Investment Management (October
Age: 34                         1997 - November 1999); Associate in the Financial Services Group of Booz
                                Allen & Hamilton, Inc. (July 1995 - October 1997). An officer of 1 portfolio in the OppenheimerFunds complex.

O. Leonard Darling,             Vice Chairman and Director (since August 2000), Chief Investment Officer
Vice President                  (since June 1999) and Executive Vice President (since December 1998) of the
(since 1996)                    Manager.; Chairman of the Board and a director (since June 1999) and Senior
Age: 59                         Managing Director (since December 1998) of HarbourView Asset Management
                                Corporation; Chairman of the Board, Senior Managing Director and director
                                (since November 2000) of OFI Institutional Asset Management, Inc.; a
                                director (since July 2001) of Oppenheimer Acquisition Corp.; a director
                                (since March 2000) of OFI Private Investments, Inc.; Trustee (since 1993)
                                of Awhtolia College - Greece; formerly Executive Vice President of the
                                Manager (June 1993 - December 1998); and Chief Executive Officer of
                                HarbourView Asset Management Corporation (December 1998 - June 1999).

Christopher Leavy,              Senior Vice President (since September 2000) of the Manager; prior to
Vice President                  joining the Manager in September 2000, he was a portfolio manager of Morgan
(since 2001)                    Stanley Dean Witter Investment Management (from 1997) prior to which he was
Age: 31                         a portfolio manager and equity analyst of Crestar Asset Management (from
                                1995). An officer of 5 portfolios in the OppenheimerFunds complex.



34 | OPPENHEIMER SMALL CAP VALUE FUND


John V. Murphy,                 Chairman, Chief Executive Officer and director (since June 2001) and
President                       President (since September 2000) of the Manager; President and a director
(since 2001)                    or trustee of other Oppenheimer funds; President and a director (since July
Age: 53                         2001) of Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of
                                OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder Services, Inc. and of
                                Shareholder Financial Services, Inc. (transfer agent subsidiaries of the
                                Manager); President and a director (since July 2001) of OppenheimerFunds
                                Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager: OFI
                                Institutional Asset Management, Inc. and Centennial Asset Management
                                Corporation (since November 2001), HarbourView Asset Management Corporation
                                and OFI Private Investments, Inc. (since July 2001); President (since
                                November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                Asset Management, Inc.; a director (since November 2001) of Trinity
                                Investment Management Corp. and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager); Executive Vice President (since February 1997)
                                of Massachusetts Mutual Life Insurance Company (the Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that holds the shares of David L. Babson & Company, Inc.);
                                formerly, Chief Operating Officer (September 2000-June 2001) of the
                                Manager; President and trustee (November 1999-November 2001) of MML Series
                                Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance
                                Company; President, Chief Executive Officer and director (September
                                1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                Senior Vice President and Treasurer (since March 1999) of the Manager;
Treasurer, Principal            Treasurer (since March 1999) of HarbourView Asset Management Corporation,
Financial and                   Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
Accounting Officer              Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings,
(since 1999)                    Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
Age: 43                         International Ltd. and Oppenheimer Millennium Funds plc (since May 2000)
                                and OFI Institutional Asset Management, Inc. (since November 2000)
                                (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                                Financial Officer (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999)
                                of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program (since
                                April 2000); formerly Principal and Chief Operating Officer (March
                                1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An
                                officer of 85 portfolios in the OppenheimerFunds complex.





35 | OPPENHEIMER SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS Continued

Robert G. Zack,                 Senior Vice President (since May 1985) and General Counsel (since February
Secretary (since 2001)          2002) of the Manager; General Counsel and a director (since November 2001)
Age: 54                         of OppenheimerFunds Distributor, Inc.; Senior Vice President and General
                                Counsel (since November 2001) of HarbourView Asset Management Corporation;
                                Vice President and a director (since November 2000) of Oppenheimer
                                Partnership Holdings, Inc.; Senior Vice President, General Counsel and a
                                director (since November 2001) of Shareholder Services, Inc., Shareholder
                                Financial Services, Inc., OFI Private Investments, Inc., Oppenheimer Trust
                                Company and OFI Institutional Asset Management, Inc.; General Counsel
                                (since November 2001) of Centennial Asset Management Corporation; a
                                director (since November 2001) of Oppenheimer Real Asset Management, Inc.;
                                Assistant Secretary and a director (since November 2001) of
                                OppenheimerFunds International Ltd.; Vice President (since November 2001)
                                of OppenheimerFunds Legacy Program; Secretary (since November 2001) of
                                Oppenheimer Acquisition Corp.; formerly Acting General Counsel (November
                                2001-February 2002) and Associate General Counsel (May 1981-October 2001)
                                of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                1985-November 2001), Shareholder Financial Services, Inc. (November
                                1989-November 2001); OppenheimerFunds International Ltd. and Oppenheimer
                                Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.







The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.

36 | OPPENHEIMER SMALL CAP VALUE FUND

OPPENHEIMER SMALL CAP VALUE FUND

A Series of Oppenheimer Quest For Value Funds
--------------------------------------------------------------------------------
Investment Advisor              OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor                     OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder        OppenheimerFunds Services
Servicing Agent

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Independent Auditors            KPMG LLP

--------------------------------------------------------------------------------
Legal Counsel                   Mayer Brown Rowe and Maw


           (C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

37 | OPPENHEIMER SMALL CAP VALUE FUND

INFORMATION AND SERVICES

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[GRAPHIC]
OppenheimerFunds(R) Distributor, Inc.

RA0251.001.1002 December 30, 2002